FORM 4 - JOINT FILER INFORMATION

NAME:                      Frost Gamma Investments Trust

ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                 November 14, 2014

FROST GAMMA INVESTMENTS TRUST

         by:      /s/ Phillip Frost MD, as trustee
                  --------------------------------
                  Phillip Frost, M.D., Trustee

                             JOINT FILER INFORMATION

NAME:                      Frost Nevada Investments Trust

ADDRESS:                   4400 Biscayne Blvd
                           Miami, FL 33137

Designated Filer:          Phillip Frost, M.D.

Issuer and Ticker Symbol:  Vector Group Ltd. (VGR)

Date of Event Requiring
Statement:                 November 14, 2014

FROST NEVADA INVESTMENTS TRUST

         by:      /s/ Phillip Frost MD, as trustee
                  --------------------------------
                  Phillip Frost, M.D., Trustee